                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): FEBRUARY 3, 2004



                            PRIDE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                       1-13289                  76-0069030
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)



         5847 SAN FELIPE, SUITE 3300
                HOUSTON, TEXAS                           77057
    (Address of principal executive offices)           (Zip Code)



       Registrant's telephone number, including area code: (713) 789-1400



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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  99.1 Rig contract status information posted to Pride's website on February 3, 2004.

ITEM 9.  REGULATION FD DISCLOSURE

                  Pride is hereby furnishing information regarding the contract status of its rigs posted to its website on February 3, 2004. Such information is furnished as Exhibit 99.1 to this Current Report.

                  The information furnished pursuant to this Item 9, including
Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed by Pride under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PRIDE INTERNATIONAL, INC.


                                           By:  /s/ NICOLAS J. EVANOFF
                                                --------------------------------
                                                 Nicolas J. Evanoff
                                                 Vice President - Corporate and
                                                 Governmental Affairs


Date: February 3, 2004



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                                  EXHIBIT INDEX


NO.      DESCRIPTION
---      -----------
99.1     Rig contract status information posted to Pride's website on February
         3, 2004.



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